                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               _______________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)           May 21, 1999
                                                      --------------------------

                            CellPro, Incorporated
     ---------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



        Delaware                        0-19472              94-3087971
     ---------------------------------------------------------------------------
     (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)



         22215 26th Avenue S.E., Bothell, WA                      98021
     ---------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)



     Registrant's telephone number, including area code     (425) 485-7644
                                                        ------------------------

                                        N/A
     ---------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

 Item 3:

        On May 21, 1999 the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding, issued an order confirming CellPro, Incorporated's Second Amended Plan of Reorganization dated as of May 10, 1999.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CellPro, Incorporated
                                      ----------------------------------------
                                             (Registrant)


Date:  May 27, 1999                   /s/ Mark J. Handfelt
                                      ----------------------------------------
                                      Name:  Mark J. Handfelt
                                      Title: Executive Vice President
                                      and General Counsel